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                                                                   EXHIBIT 10.27

                              ADDENDUM NUMBER ONE
                                       TO

                     DEVELOPMENT AND DISTRIBUTION AGREEMENT
                                    BETWEEN

                             KLA-TENCOR CORPORATION
                                      AND

                         TRANSCRIPTION ENTERPRISES INC.



This Addendum Number One (the "Addendum") to the Development and Distribution Agreement between KLA Instruments Corporation and Transcription Enterprises Limited, dated October 1, 1991 (the "Agreement") is entered into by KLA-Tencor Corporation, a Delaware corporation that is the successor in interest to KLA Instruments Corporation, and whose principal place of business is 160 Rio Robles, San Jose, California 95134-1809 ("K-T"), and Transcription Enterprises Inc., a Delaware corporation that is the successor in interest to Transcription Enterprises Limited, a California corporation whose principal place of business is 101 Albright Way, Los Gatos, California 95030 ("TEL"). This Addendum will be effective as of October 1, 1999 (the "Effective Date").

                                    RECITALS

A. Pursuant to the Agreement, TEL has previously developed for K-T an enhanced version of its proprietary CATS software that supports K-T's proprietary database format known as the "Falcon Format."


B. K-T would like TEL to develop a new version of TEL's CATS software that will continue to support the Falcon Format as well as the new database format K-T has developed for its forthcoming inspection systems (the "CATS 5xx Software"). K-T would also like to redistribute two modules of TEL's CATS software that are not specific to K-T.


C. The parties have agreed to provide for the development of the new software as set forth in this Addendum and to incorporate the terms of this Addendum into the terms of the Agreement.


                                   AGREEMENT

1.   DEFINITIONS

Except as expressly otherwise defined herein, all definitions set forth in the Agreement shall likewise be used to interpret this Addendum, except that each such definition when read into this Addendum shall have the term "5xx" substituted for the word "Falcon." The following additional definitions shall also be used to interpret this Addendum.

1.1 "CATS K-T Graphics Extension" shall mean the CATS software which allows the End-User to view, pick, and measure objects within specified Pattern Files and which also allows the user to view, pick and measure objects within and between Pattern Files referenced within a

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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CATS Jobdeck file. The CATS K-T Graphics Extension will also include any modifications made by TEL or K-T to the CATS K-T Graphics Extension during the term of the Agreement.

1.2 "Deliverables" shall mean those testable prototype versions of the CATS 5xx Software, as more fully described in Attachment I.

1.3 "Schedule" shall mean the table of milestones for delivery by TEL of the Deliverables as set forth in Attachment II.

2.   DEVELOPMENT, DELIVERY AND ACCEPTANCE OF THE CATS 5xx SOFTWARE

TEL agrees to use all commercially reasonable efforts to develop the Deliverables and deliver them in as set forth in Section 2 of the Agreement, except that the Deliverables shall be delivered in accordance with the Schedule, and not the dates set forth in Section 2 of the Agreement.

3.   SCOPE OF RIGHTS

3.1  Rights to Develop, Distribute, Use Internally the CATS 5xx Software. K-T
     -------------------------------------------------------------------
grants to TEL the same rights in the KLA Base Technology for purposes of developing the CATS 5xx software as it granted under Section 3 of the Agreement with respect to the CATS Falcon Software. Similarly, TEL grants to K-T the same rights with respect to the TEL Formats and the resulting CATS 5xx Software as it previously granted in Section 3 of the Agreement in the TEL Formats and the CATS Falcon Software, except that the restriction to 6 (six) designated CPU's in
Section 3.2.5 of the Agreement shall not apply to the internal use license TEL grants to K-T in this Addendum.

3.2  Distribution of CATS K-T Graphics Extension. TEL grants to K-T the same
     -------------------------------------------
rights in the CATS K-T Graphics Extension as it previously granted in the CATS Falcon Options, as specified in Section 3.2.3 of the Agreement.

3.4  TEL Distribution of CATS 5xx Software. TEL shall have the same rights to
     -------------------------------------
distribute the CATS 5xx Formatter and non-embedded CATS 5xx Options as it had with respect to the CATS Falcon Formatter and non-embedded CATS Falcon Options, respectively. TEL understands and acknowledges that K-T shall have no obligation to TEL to support TEL software products or TEL customers, or to provide TEL with information or assistance to ensure that TEL software products based on the CATS 5xx Formatter or the non-embedded CATS 5xx Options will operate successfully with any K-T semiconductor inspection equipment.

3.5  License Keys. TEL authorizes K-T to create and issue license keys for K-T
     ------------
customers to all software developed or delivered under this Addendum as well as to the software previously delivered under the Agreement, and TEL agrees to deliver to K-T the license management software necessary to create such license keys.

4.   END OF EXCLUSIVITY

The provisions of Section 4 of the Agreement shall not apply to the CATS 5xx Software developed pursuant to this Addendum. in addition, TEL acknowledges and agrees that K-T shall have the right to develop software products that compete with the CATS 5xx Software independent of TEL, provided that K-T does not use TEL Confidential Information to do so.

5.   PAYMENT OF ROYALTIES

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5.1  CATS K-T Graphics Extension. With respect to the CATS K-T Graphics
     ---------------------------
Extension, K-T agrees to pay TEL a royalty of [***] for each license of the CATS K-T Graphics Extension to an End User. This royalty shall apply to KT sublicenses to End Users with the understanding that such licenses will authorized End Users to operate no more than five (5) simultaneous graphical sessions per license while remotely logged on to the workstation incorporated in the KT Inspection System.

5.2. CATS 5xx Software. With respect to the CATS 5xx Software, K-T shall pay the
     -----------------
following royalties for each module of the CATS 5xx Software licensed to an End-
User:

Royalty per Module Licensed      Aggregate No. of Modules Licensed to Date
---------------------------      -----------------------------------------
1.    [***]                      [***]

2.    [***]                      [***]

3.    [***]                      [***]


5.3  Discounts and Payment Terms. The terms and conditions concerning discounts,
     ---------------------------
credits and payment of royalties in Section 6 of the Agreement shall apply equally to the calculation and payment of royalties to be made by K-T under this Addendum.

6. K-T's PURCHASE of a CATS K-T GRAPHICS EXTENSION LICENSE and a CATS 5XX SOFTWARE LICENSE, AND K-T'S SUPPORT AND DEMONSTRATION COPIES

K-T shall purchase a first license of the CATS K-T Graphics Extension and the CATS 5xx Software under the same terms as those set forth in Section 7.1 and 7.2 of the Agreement except that: (i) the period that K-T receives Standard Maintenance under Section 7.1 for the First Copy shall be two (2) years following acceptance by K-T of the final Deliverables; and (ii) the license fee payable under Section 7.2 shall be [***] in the case of the CATS K-T Graphics Extension and [***] in the case of the CATS 5xx Software, payable upon acceptance by K-T of the final Deliverables. The provisions of Section of the Agreement 7.3 shall not apply to this Addendum.

7.   TRAINING.

TEL shall make training available to K-T for the CATS 5xx Software on the same terms and conditions as set forth in Section 8 of the Agreement, except that for purposes of this Addendum, the date specified in section 8.2 shall be read as February 15, 2000.

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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8.   ADDENDUM INCORPORATED INTO AGREEMENT.

The provisions of Sections 9-21 of the Agreement shall apply equally to the terms of this Addendum, and this Addendum is hereby incorporated and made a part of the Agreement with this reference.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Addendum to the Agreement as of the Effective Date.

KLA-Tencor Corporation             Transcription Enterprises Limited



By: /s/Shuah-Teh Juang             By: /s/Kevin MacLean
    ------------------------          --------------------------
    (signature)                        (signature)

Name:Shuah-Teh Juang               Name: Kevin MacLean
     -----------------------            ------------------------
     (print or type name)                (print or type name)

Title: VP of Engineering           Title:  VP
      ----------------------              ----------------------

Date Signed: 12/27/99              Date Signed: 12/27/99
            ----------------                   -----------------

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                                  ATTACHMENT I

                          DESCRIPTION OF DELIVERABLES


The deliverables are described as follows:

The Transcription-Enterprise CATS software suite which supports the database format as specified in 5XX Database Format Specification.

The software package shall contain:

- Readfile module

- CATS module with direct output capabilities which supports input format such as MEBES, MEBES mode V, GDSlI, JEOL, JEOL bitmap, HL700, HL800, Toshiba, IBM, and other formats supported by the TE-CATS

- Writefile module

There shall be a software module which can generate TE-CATS license.

The deliverable software shall run on SGI O200 platform. The software package shall run under IRIX 64 bit operating system.

There shall be a current CATS reference manual with the software delivery. The reference manual shall describe how the software can be used.

Delivery can be made via Transcription Enterprise FTP site (with notification), tape, CD-ROM or other current storage medium.




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ATTACHMENT II

                               DELIVERY SCHEDULE

The delivery schedule shall be as follows:

Full feature prototype                                        11/30/99
(CATS, advanced features, flat, fracture, job smash, Readfile, Writefile, Readtape, 5XX)

Interim delivery                                              2/13/2000
(Full feature software suite with no severity 1 and at most 5 severity 2 defects reported)

Final delivery                                                3/13/2000
(Full feature software suite with no severity 1 and severity 2 defects reported)




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